Exhibit 10.43

FIRST AMENDMENT

This First Amendment, dated as of February 12, 2025 (the “Amendment”), to the Credit Agreement (as defined below) is by and among Huntsman International LLC, a Delaware limited liability company (the “Borrower”), the Lenders party hereto and Citibank, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not otherwise defined herein, and that are defined in the Credit Agreement (whether directly or by reference to another agreement or document), shall have the meanings given to them in the Credit Agreement (whether directly or by reference to another agreement or document, as applicable).

W I T N E S S E T H:

WHEREAS, the Borrower, Lenders party thereto from time to time and the Administrative Agent have entered into that certain Credit Agreement dated as of May 20, 2022 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 9.02(b) of the Credit Agreement, the Credit Agreement may be amended pursuant to a written agreement entered into by the Borrower and the Required Lenders; and

WHEREAS, the parties hereto wish to amend the Credit Agreement as set forth herein and upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing and the agreement hereinafter set forth and intending to be legally bound hereby, the parties hereto agree as follows:

SECTION 1.    Amendment. Section 6.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 6.08.         Financial Covenant. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters ending on and after June 30, 2022, of (i) Consolidated Net Debt to (ii) Consolidated EBITDA for the period of four consecutive fiscal quarters ending with the end of such fiscal quarter, all calculated for the Borrower and its Subsidiaries on a consolidated basis, to be greater than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Consolidated Net Debt to Consolidated EBITDA
Prior to March 31, 2025	3.50 to 1.00
March 31, 2025	4.75 to 1.00
June 30, 2025	4.50 to 1.00
September 30, 2025	4.25 to 1.00
December 31, 2025	4.00 to 1.00
March 31, 2026 and thereafter	3.50 to 1.00

subject to, at the Borrower’s election, for fiscal quarters ending after March 31, 2026, an increase to 4.00 to 1.00 for the period of four consecutive fiscal quarters immediately following the consummation of a Threshold Acquisition; provided that there shall be at least two fiscal quarters after the financial covenant level returns to 3.50 to 1.00 before a subsequent election is made.

SECTION 2.    Conditions to Effectiveness. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Amendment Effective Date”):

(a)    Execution of Counterparts. The Administrative Agent (or its counsel) shall have received a duly executed and completed counterpart hereof that bears the signature of (i) the Borrower, (ii) the Administrative Agent and (iii) the Lenders comprising the Required Lenders.

(b)    Representations and Warranties. As of the Amendment Effective Date, immediately before and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in Article III of the Credit Agreement (other than Section 3.05(e) and Section 3.06(ii) of the Credit Agreement) are true and correct in all material respects on and as of such date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(c)    No Default. As of the Amendment Effective Date, immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)    Fees and Expenses. The Administrative Agent shall have received, on or prior to the Amendment Effective Date, all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced not less than one (1) Business Day prior to the Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses and other amounts required to be reimbursed or paid by the Borrower.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 3.    Representations and Warranties. The Borrower represents and warrants to the Required Lenders and the Administrative Agent that:

(a)    as of the Amendment Effective Date, immediately before and after giving effect to this Amendment, the representations and warranties of the Borrower set forth in Article III of the Credit Agreement (other than Section 3.05(e) and Section 3.06(ii) of the Credit Agreement) are true and correct in all material respects on and as of such date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date;

(b)    as of the Amendment Effective Date, immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

(c)    the execution, delivery and performance by the Borrower of this Amendment are within its limited liability company power and authority and have been duly authorized by all necessary action on the part of, and have been duly and validly executed and delivered by, the Borrower; and

(d)    this Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforcement may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally and (B) by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 4.    Effect of this Amendment.

(a)    This Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Additionally, this Amendment shall not by implication or otherwise modify or otherwise affect any election by the Borrower with respect to any Threshold Acquisition made in accordance with Section 6.08 of the Credit Agreement, as in effect immediately prior to the Amendment Effective Date, for any fiscal quarter ending prior to March 31, 2025.

(b)    On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5.    Miscellaneous.

(a)    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. Sections 9.09 and 9.10 of the Credit Agreement are hereby incorporated by reference mutatis mutandis.

(b)    This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument. Section 9.06 of the Credit Agreement is hereby incorporated by reference mutatis mutandis.

(c)    The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby and may not be assigned by any party hereto except in connection with an assignment that is permitted under the Credit Agreement.

(d)    The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Simpson Thacher & Bartlett LLP, counsel for the Administrative Agent.

(e)    The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

HUNTSMAN INTERNATIONAL LLC,                                                                        as Borrower

By: /s/ Claire Mei

Name: Claire Mei

Title: Vice President and Treasurer

ACCEPTED AND AGREED

as of the date first above written:

CITIBANK, N.A.,

as Administrative Agent

By: /s/ Michael Vondriska

Name: Michael Vondriska

Title: Vice President

CITIBANK, N.A.,
as Lender

By: /s/ Michael Vondriska

Name: Michael Vondriska

Title: Vice President

Bank of America, N.A.,

as Lender

By: /s/ Oscar D. Cortez

Name: Oscar D. Cortez

Title: Director

PNC Bank, National Association

as Lender and Issuing Bank

By: /s/ Mark H. Wolf

Name: Mark H. Wolf

Title: Senior Vice President

THE TORONTO-DOMINION BANK, NEW YORK BRANCH,

as Lender

By: /s/ Victoria Roberts

Name: Victoria Roberts

Title: Authorized Signatory

TRUIST BANK,

as Lender

By: /s/ Alexander Harrison

Name: Alexander Harrison

Title: Director

BMO Bank N.A.,

as Lender

By: /s/ Jonathan Sarmini

Name: Jonathan Sarmini

Title: Director

JPMORGAN CHASE BANK, N.A.

as Lender

By: /s/ Will Price

Name: Will Price

Title: Executive Director

MUFG BANK, LTD.,

as Lender

By: /s/ James Chaon

Name: James Chaon

Title: Authorized Signatory

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK,

as Lender

By: /s/ Brad Ellis

Name: Brad Ellis

Title: Senior Vice President

BARCLAYS BANK PLC,

as Lender

By: /s/ Sydney G. Dennis

Name: Sydney G. Dennis

Title: Director

HSBC Bank USA, National Association

as Lender

By: /s/ Gillian Hedges

Name: Gillian Hedges

Title: Director

U.S. BANK NATIONAL ASSOCIATION,

as Lender

By: /s/ Marty McDonald

Name: Marty McDonald

Title: Vice President

CTBC BANK CO., LTD. – NEW YORK BRANCH,

as Lender

By: /s/ Mingdao Li

Name: Mingdao Li

Title: SVP and Branch Manager

The Northern Trust Company,

as Lender

By: /s/ Keith L. Burson

Name: Keith L. Burson

Title: Senior Vice President